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                                                              Exhibit 10.28

                         STOCKHOLDERS JOINDER AGREEMENT
                                      AND
                   AMENDMENT NO. 1 TO STOCKHOLDERS AGREEMENT

         This Stockholders Joinder Agreement and Amendment No. 1 to Stockholders Agreement (this "Stockholders Joinder Agreement") is entered into on this day of 1995, by and among Steel Dynamics Holdings, Inc. (the "Company"), each of the persons listed on Schedule I attached hereto (the "Bain Group"), General Electric Capital Corporation ("GECC"), each of the persons listed on Schedule II attached hereto (the "Whitney Group"), Heavy Metal, L.C. ("Heavy Metal"), Keylock Investments Limited ("Keylock"), Mazelina Anstalt ("Mazelina"), Low Cost Limited Partnership ("Low Cost"), each of the persons listed on Schedule III attached hereto (the "Subdebt Group"), and each of the persons listed on Schedule IV attached hereto (the "Management Group"). The entities and individuals which comprise the Bain Group, GECC, the Whitney Group, Heavy Metal, Keylock, Mazelina, Low Cost and the Management Group are collectively referred to herein as the "Stockholders," and each as a "Stockholder." The entities and individuals which comprise the Subdebt Group are collectively referred to herein as the holders of "Warrants," and each as a "Warrant Holder." APT Holdings Corporation, a non-signatory, shall be a third party beneficiary of this Stockholders Joinder Agreement.

       For purposes of this Stockholders Joinder Agreement, all capitalized terms shall have the same meaning as those terms have under the Stockholders Agreement.

       WHEREAS, the Company, the Stockholders, and the Warrant Holders are parties to a Stockholders Agreement dated June 30, 1994 (the "Stockholders Agreement");

       WHEREAS, Section 5 ("Covenants"), subsection (h) ("Senior Manager"), contemplates that when a chief financial officer (a "CFO") of the Company is hired, the Company plans to issue to such individual certain shares of the Company's Class A Common, which, when issued, will render that individual a "holder of Management Shares" for purposes of the Stockholders Agreement, so long as the CFO enters into the Stockholders Agreement and agrees to be bound by the terms thereof;

       WHEREAS, pursuant to Section 5(h) of the Stockholders Agreement, all of the signatory parties pre-agreed "to execute and deliver" an amendment to the Stockholders Agreement "in order to effectuate" the provisions of Section 5(h); and

       WHEREAS, on July 26, 1994, the Company hired Tracy L. Shellabarger ("Shellabarger") as its vice president and CFO, duly entered into an Employment





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Agreement with him on the same date, and, pursuant to the intent of Section
5(h) of the Stockholders Agreement and the authorization of its board of directors, issued to Tracy L. Shellabarger Ten Thousand (1 0,000) shares of its Class A Common (the "Shellabarger Shares"),

       NOW, THEREFORE, in consideration of the issuance by the Company to Shellabarger of the Shellabarger Shares, and of the mutual covenants between the parties to the Stockholders Agreement, the parties agree as follows:

       1. SHELLABARGER AGREEMENT. Shellabarger agrees to and does hereby enter into the Stockholders Agreement with the Company, with the other Stockholders, and with the members of the Subdebt Group, and agrees to be bound by all of the terms thereof, including, without limitation, the voting agreement described in Section 1, the restrictions on transfer described in
Section 2, the provisions regarding a sale of the Company described in Section 3, the agreements concerning limited preemptive rights described in Section 4, the covenants set forth in Section 5, the legending of the share certificates set forth in Section 6, the Additional Restrictions described in Section 9, and the provisions on amendment and waiver in Section IO.

       2. THE OTHER PARTIES' AGREEMENT. The Company, the Stockholders, and the members of the Subdebt Group agree to and do hereby enter into the Stockholders Agreement with Shellabarger, agree to be bound by all of the terms thereof, including, without limitation, the provisions described in Section I of this Stockholders Joinder Agreement, and agree that, from and after the Effective Date hereof, Shellabarger shall be deemed to have been a Stockholder, a member of the Management Group; and a Management Director, and Shellabarger's shares shall be deemed to have been Management Shares for all purposes under the Stockholders Agreement from and after their issuance to him.

       3. SPECIFIC AMENDMENTS. Without limiting the generality of the foregoing agreements, the following specific amendments shall be deemed made to the Stockholders Agreement:

         (a) "Tracy L. Shellabarger" shall be added to Schedule IV as part of the "Management Group" and a signature line added immediately below Mark D. Millet on the signature page;





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         (b)   Tracy L. Shellabarger is deemed to have been elected as a
               director of the Company on September 9, 1995 by reason of his designation pursuant to Section I (a)(ii)(H);

         (c) A definition of "Shellabarger Shares" shall be added to Section 7 ("Definitions"), immediately following the definition of "Service Manager," and the text of such definition shall be patterned after the definition of "Busse Shares," substituting "Tracy L. Shellabarger" or "Shellabarger" for "Busse" or "Keith
               E. Busse," as the case may be; and

         (d) The last sentence of Section 3(a) shall be amended by striking the word "or" after "Teets Shares," adding, instead, a comma, and inserting ", or Shellabarger" after "Millett."

       4. ADDRESS FOR NOTICE. For purposes of any notice under Section 16 of this Stockholders Joinder Agreement, Shellabarger's address is:

                          Tracy L. Shellabarger
                          11125 Spring Pond Cove
                          Fort Wayne, IN 46804

       5. EFFECTIVE DATE. The Effective Date of this Stockholders Joinder Agreement shall be September 9, 1994.

       IN WITNESS WHEREOF, the parties have executed this Stockholders Joinder Agreement on the day and year first above written.

                                       STEEL DYNAMICS HOLDINGS, INC.


                                          /s/ Keith E. Busse

                                        By
                                           -------------------------------
                                        Name
                                            ------------------------------
                                        Its
                                            ------------------------------




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                                       BAIN CAPITAL FUND IV, L.P.

                                       By:      Bain Capital Partners IV, L.P.
                                       Its:     General Partner

                                                 /s/ Paul B. Edgerley

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------

                                       BAIN CAPITAL FUND IV-B, L.P.

                                       By:      Bain Capital Partners IV, L.P.
                                       Its:     General Partner

                                                /s/ Paul B. Edgerley

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------

                                       BCIP ASSOCIATES

                                                 /s/ Paul B. Edgerley

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       A General Partner


                                       BCIP TRUST ASSOCIATES, L.P.

                                                 /s/ Paul B. Edgerley

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       A General Partner






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                                       GENERAL ELECTRIC CAPITAL
                                       CORPORATION

                                            /S/ William D. Strittmatter

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------

                                       J. H. WHITNEY & CO.

                                              /s/ William Laverack, Jr.

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------


                                       WHITNEY 1990 EQUITY FUND, L.P.

                                               /s/ William Laverack, Jr.

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------


                                       KEYLOCK INVESTMENTS LIMITED

                                                /s/ John M. Carey, POA

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------






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                                       MAZELINA ANSTALT c/o LIC.  IUR.
                                       GERTRUDE BECK, LIECHTENSTEIN

                                             /s/ John M. Carey, POA

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------


                                       HEAVY METAL, L.C.

                                              /s/ Robin K. Kanner

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------


                                       LOW COST LIMITED PARTNERSHIP

                                       By:      SMS Investors, Inc.,
                                                its General Partner

                                                /s/ David L. Stickler

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------


                                       KLANS ASSOCIATES

                                                  /s/

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------






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                                       STEEL INK COMPANY

                                              /s/ Peter B. Brickfield

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------


                                                /s/ Keith E. Busse
                                       -----------------------------------
                                       Keith E. Busse


                                                /s/ Richard P. Teets, Jr.
                                       ------------------------------------
                                       Richard P. Teets, Jr.


                                                /s/ Mark D. Millett
                                       ------------------------------------
                                       Mark D. Millett


                                       WHITNEY SUBORDINATED DEBT FUND,
                                       L.P.

                                              /s/ William Laverack, Jr.

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       A General Partner






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                                       SUMITOMO CORPORATION OF AMERICA

                                                /s/

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------


                                       THE LINCOLN NATIONAL LIFE
                                       INSURANCE COMPANY

                                       By:      Lincoln National Investment
                                                Management Company,
                                                its attorney-in-fact

                                                /s/ Richard L. Corwin
                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------

                                       LINCOLN NATIONAL INCOME FUND, INC.

                                       By:      Lincoln National Investment
                                                Management Company,
                                                its attorney-in-fact

                                                /s/ Richard L. Corwin

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------






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                                       SDI LIMITED PARTNERSHIP

                                       By:      SDI Investors, Inc.

                                                /s/ David L. Stickler

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------


                                       LDI, LTD., an Indiana limited partnership

                                       By:      LDI Management, Inc.,
                                                an Indiana corporation,
                                                General Partner

                                                /s/ Andre B. Lacy

                                       By
                                          -------------------------------
                                       Name
                                           ------------------------------
                                       Its
                                           ------------------------------






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                                   SCHEDULE I



                                   BAIN GROUP

                           Bain Capital Fund IV, L.P.

                         Bain Capital Fund IV - B, L.P.

                             BCIP Associates, L.P.

                          BCIP Trust Associates, L.P.

                                KLANS Associates





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                                  SCHEDULE II

                                 WHITNEY GROUP

                               J.H. Whitney & Co.

                         Whitney 1990 Equity Fund, L.P.





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                                  SCHEDULE III

                                 SUBDEBT GROUP

                      Whitney Subordinated Debt Fund, L.P.

                        Sumitomo Corporation of America

                      General Electric Capital Corporation

                  The Lincoln National Life Insurance Company

                       Lincoln National Income Fund, Inc.

                            SDI Limited Partnership

                                   LDI, Ltd.





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                                  SCHEDULE IV

                                MANAGEMENT GROUP

                                 Keith E. Busse

                                Mark D. Millett

                             Richard P. Teets, Jr.

                               Steel Ink Company






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